Financial instruments	3 Months Ended
Mar. 31, 2024
Financial Instruments [Abstract]
Financial instruments	Financial instruments
The following table shows the carrying amount of each Statement of Financial Position class split into the relevant category of financial instrument as defined in IFRS 9 “Financial Instruments”.

	Financial assets at amortized cost	Financial assets at fair value through profit or loss	Derivatives designated in hedge relationships	Financial liabilities at amortized cost	Total
March 31, 2024	€m	€m	€m	€m	€m
Assets
Derivative financial instruments	—	—	7.4	—	7.4
Trade and other receivables	292.3	—	—	—	292.3
Cash and cash equivalents	255.5	135.2	—	—	390.7
Liabilities
Derivative financial instruments	—	—	(78.7)	—	(78.7)
Trade and other payables excluding non-financial liabilities	—	—	—	(755.7)	(755.7)
Loans and borrowings	—	—	—	(2,153.1)	(2,153.1)
Total	547.8	135.2	(71.3)	(2,908.8)	(2,297.1)
Trade receivables disclosed in the table above are net of contract liabilities related to discounts and trade marketing expenses of €227.6 million.

Loans and borrowings includes €84.1 million relating to lease liabilities.

	Financial assets at amortized cost	Financial assets at fair value through profit or loss	Derivatives designated in hedge relationships	Financial liabilities at amortized cost	Total
December 31, 2023	€m	€m	€m	€m	€m
Assets
Derivative financial instruments	—	—	1.9	—	1.9
Trade and other receivables	226.9	—	—	—	226.9
Cash and cash equivalents	275.1	137.8	—	—	412.9
Liabilities
Derivative financial instruments	—	—	(110.0)	—	(110.0)
Trade and other payables excluding non-financial liabilities	—	—	—	(719.1)	(719.1)
Loans and borrowings	—	—	—	(2,135.1)	(2,135.1)
Total	502.0	137.8	(108.1)	(2,854.2)	(2,322.5)
Trade receivables disclosed in the table above are net of contract liabilities related to discounts and trade marketing expenses of €231.4 million.
Loans and borrowings includes €78.8 million relating to lease liabilities.
The Company has determined that the carrying amounts of trade receivables, trade payables and cash and cash equivalents are a reasonable approximation of fair value.
Derivative financial instruments
The financial instruments are not traded in an active market and so the fair value of these instruments is determined from the implied forward rate. The valuation technique utilized by the Company maximizes the use of observable market data where it is available. All significant inputs required to fair value the instrument are observable. The Company has classified its derivative financial instruments as level 2 instruments as defined in IFRS 13 “Fair value measurement”.
Interest bearing loans and borrowings
The fair value of the senior secured notes is determined by reference to price quotations in the active market in which they are traded. They are classified as level 1 instruments. The fair value of the senior loans is calculated by discounting the expected future cash flows at the period end’s prevailing interest rates. They are classified as level 2 instruments. There is no requirement to determine or disclose the fair value of lease liabilities.
Syndicated loans includes the Senior U.S. Dollar debt of $700.0 million (€642.3 million) (the “Senior USD Loan”) and Senior EUR debt of €130.0 million (a "Senior EUR Loan") both repayable in November 2029, as well as the Senior EUR debt of €553.2 million (a "Senior EUR Loan") repayable in June 2028. The Senior USD Loan includes an annual amortization repayment, equivalent to 1.0% of the original issuance value or $7.0 million (€6.5 million) in October each year until maturity. The Senior EUR Loans are repayable only upon maturity. As required under the Senior Facilities Agreement, the Company is also required to undertake an annual excess cash flow calculation whereby additional principal could be repaid.
On November 8, 2022, the Company amended and restated the Senior Facilities Agreement to issue both a $700.0 million (€700.6 million) term loan bearing interest at a rate per annum equal to the term SOFR rate plus 3.75% with a 0.5% floor and a €130.0 million term loan bearing interest at a rate per annum equal to EURIBOR plus 3.5% with a zero floor, both due November 10, 2029. The net proceeds from these loans were used to repay and extinguish the Company's existing Senior Secured U.S. Dollar term loan due in 2024 in full, and for transaction expenses and general corporate purposes. The new term loans were issued at a discount of €31.3 million, which together with eligible transaction costs of €5.1 million have been capitalized and are being amortized over the life of the debt. Concurrently with the closing of this refinancing, the Company closed out its existing cross currency interest rate swaps and has entered into a number of new 5-year cross-currency and interest rate swaps for the new Term Loans.
On September 22, 2023, the Company completed a repricing of its $693.0 million term loan due 2029 which reduced the interest rate from SOFR plus 3.75% to SOFR plus 3.00%. There are no changes to the maturity of the Term Loan as a result of this repricing. The repricing represents a modification of a financial liability, such that a modification gain of €17.2 million has been recognized, representing the difference between the remaining original contractual cash flows and the modified cash flows, both discounted at the original effective interest rate. Eligible transaction costs associated with the modification of €2.4 million were added to the loan carrying amount and amortized over the remaining loan term. The carrying amount of the loan was revised to reflect the new cash outflows at the date of modification. In October 2023, our cross-currency and interest rate swaps were amended, effective October 10, 2023 to align more closely with the amended cash flows of our USD term loan following the repricing.
On February 2, 2024, the Company completed on the repricing of its existing EUR denominated Term Loan B of €130.0 million principal due 2029 (the “Term Loan”). Following the closing, the margin on the Term Loan has been reduced by 75 basis points to EURIBOR plus 2.75%. There are no changes to the maturity of the Term Loan as a result of this repricing. The repricing represents a modification of a financial liability, such that a net modification gain of €4.1 million has been recognized, representing the difference between the remaining original contractual cash flows and the modified cash flows, both discounted at the original effective interest rate. On April 10, 2024, our interest rate swaps were amended to align more closely with the amended cash flows of our EUR term loan following the repricing.
On April 29, 2024, the Company completed on the repricing of its existing USD denominated Term Loan B of €693.0 million principal due 2029 (the “Term Loan”), subject to customary closing conditions. Following the closing, the margin on the Term Loan will be reduced by 50 basis points to SOFR plus 2.5% effective from May 7, 2024. There are no changes to the maturity of the Term Loan as a result of this repricing. Our cross currency interest rate swaps have also been amended to more closely align with this change, also taking effect in May 2024.
The Senior Loans, Senior Secured Notes and any drawn balances of the Revolving Credit Facility are secured with equal ranking against assets of the Company and specified subsidiaries.

	Fair value		Carrying value
	March 31, 2024	December 31, 2023	March 31, 2024	December 31, 2023
	€m	€m	€m	€m
Senior EUR/USD loans	1,328.5	1,314.5	1,304.8	1,293.8
Other external debt	0.3	0.3	0.3	0.3
2028 fixed rate senior secured notes	748.0	752.8	800.0	800.0
Less capitalized debt discounts and borrowing costs	—	—	(36.1)	(37.8)
	2,076.8	2,067.6	2,069.0	2,056.3